Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated July 26, 2012

To

Prospectus dated April 27, 2012

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 27, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

FINANCIAL HIGHLIGHTS

At June 30, 2012 (unaudited):
Gross Assets:	$426.7 million
Investment in Portfolio Companies:	$405.8 million
Indebtedness (borrowings under credit facility):	$77.9 million
Net Assets:	$284.0 million
Net Asset Value Per Share:	$9.64
Growth Rate in Gross Assets since March 31, 2012 (not annualized):	73%

Common Stock Offering Summary for the Six Months Ended June 30, 2012
Gross Proceeds to Company:	$236.7 million

INVESTMENT PORTFOLIO UPDATE

As of June 30, 2012, our investment portfolio consisted of investment interests in 141 portfolio companies, for a total fair value of $405.8 million, excluding our short term investments. The primary investment concentrations include (i) senior debt and (ii) subordinated debt securities, which represented 68.7% and 31.2% of our debt portfolio at fair value excluding our short term investments, respectively. The debt investments in our portfolio were purchased at an average price of 100.1% of par value or stated value, as applicable.

As of June 30, 2012, 49.0% of our debt investments, based on fair value, featured floating interest rates, primarily based on London Interbank Offered Rate (or “LIBOR”), and 51.0% of our debt investments featured fixed interest rates. Approximately 82% of our floating rate assets had base interest rate floors with a weighted average of 1.26%.

As of June 30, 2012, our investment portfolio was diversified across 23 industries (see “Company Profile – Portfolio Update”). The following table summarizes our top ten portfolio companies as a percentage of portfolio fair value.

Portfolio Company	Industry	Investments*	Interest Rate	Base Rate Floor	Maturity Date	% of Fair Value
Catalina Marketing Corp.	Media	Senior Debt	L + 550	— %	9/29/2017	1.91%
		Subordinated Debt	10.50%	N/A	10/1/2015	2.59%

						4.50%
HUB International, Ltd.	Insurance	Senior Debt	L + 450	— %	6/13/2017	1.22%
		Senior Debt	L + 475	2.00%	12/13/2017	0.08%
		Subordinated Debt	9.00%	N/A	12/15/2014	2.92%
		Subordinated Debt	10.25%	N/A	6/15/2015	0.07%

						4.30%
Data Device Corp.	Capital Goods	Senior Debt	L + 950	1.25%	7/11/2018	1.89%
		Senior Debt	L + 600	1.50%	7/11/2019	1.90%

						3.79%
Newport Television, LLC	Media	Senior Debt	L + 675	3.00%	9/14/2016	3.06%
Guitar Center, Inc.	Retailing	Senior Debt	L + 525	— %	4/9/2017	2.76%
Wastequip, LLC	Materials	Senior Debt	L + 675	1.50%	12/15/2017	2.70%
Good Sam Enterprises, LLC	Media	Senior Debt	11.50%	N/A	12/1/2016	2.53%
Kinetic Concepts, Inc.	Health Care Equipment	Senior Debt	10.50%	N/A	11/1/2018	1.72%
	& Services	Senior Debt	L + 575	1.25%	5/4/2018	0.48%
		Senior Debt	L + 525	1.25%	11/4/2016	0.32%

						2.51%
Education Management, LLC	Consumer Services	Senior Debt	L + 700	1.25%	3/30/2018	1.65%
		Subordinated Debt	8.75%	N/A	6/1/2014	0.85%

						2.50%
TL Acquisitions, Inc.	Media	Senior Debt	11.50%	N/A	4/15/2020	2.07%
		Subordinated Debt	10.50%	N/A	1/15/2015	0.31%

						2.37%

*	“L” is the three month LIBOR.